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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 7, 2003

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                                 FIRSTMARK CORP.
             (Exact name of registrant as specified in its charter)



              Maine                      000-20806              01-0389195
 (State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

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                          1801 Libbie Avenue, Suite 201
                            Richmond, Virginia 23226
          (Address of principal executive offices, including zip code)

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       Registrant's telephone number, including area code: (804) 240-8297



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Item 5. Other Events and Regulation FD Disclosure.

       On February 7, 2003, Firstmark Corp issued a news release with respect to a restructuring of the company and other recent events. A copy of the news release is attached hereto as Exhibit 99.1, and is incorporated into this Item 5 by this reference.

Item 7. Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              Exhibit 99.1   News release dated February 7, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     FIRSTMARK CORP.

                                     By:   /s/  H. William Coogan, Jr.
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                                           H. William Coogan, Jr.
                                           President and Chief Executive Officer



February 7, 2003